Rule 497(e)

File Nos. 333-212091 and 811-05961

GREAT-WEST SMART TRACK® ADVISOR VARIABLE ANNUITY

An individual flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company of New York

Supplement dated May 17, 2019 to the Prospectus

and Statement of Additional Information (“SAI”) dated May 1, 2019

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2019.

Oppenheimer Variable Account Funds Acquisition:

At a meeting held on January 11, 2019, the Board of Trustees of the Oppenheimer Variable Account Funds approved the reorganization of each Oppenheimer VA Fund into a corresponding, newly formed series (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Reorganization”). The Reorganization is currently expected to close on or about May 24, 2019, or as soon as practicable thereafter (the “Reorganization Date”).

Contract Owners may transfer assets out of the Sub-Accounts for the Oppenheimer Variable Account Funds at any time prior to the Reorganization Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit. Effective as of the close of business May 24, 2019, any assets remaining in the Sub-Accounts for the Oppenheimer Variable Account Funds will become invested in the Sub-Account for the corresponding Acquiring Fund. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Oppenheimer Variable Account Funds, and any allocations made to the Sub-Account for the Oppenheimer Variable Account Funds will automatically be directed to the Sub-Account for the corresponding Acquiring Fund.

As a result of the Reorganization, effective on or about May 24, 2019, the following name changes will occur, and all references to the old names in the Prospectus and SAI are hereby deleted and replaced with the new names:

Old Name	New Name
Oppenheimer Variable Account Funds	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Oppenheimer International Growth Fund/VA	Invesco Oppenheimer V.I. International Growth Fund

Oppenheimer Main Street Small Cap Fund/VA®	Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Oppenheimer Total Return Bond Fund/VA	Invesco Oppenheimer V.I. Total Return Bond Fund

Effective immediately, the BlackRock iShares® Dynamic Allocation V.I. Fund is renamed BlackRock 60/40 Target Allocation ETF V.I. Fund. Accordingly, all references to BlackRock iShares® Dynamic Allocation V.I. Fund in the Prospectus and SAI are hereby deleted and replaced with BlackRock 60/40 Target Allocation ETF V.I. Fund.

If you have any questions or would like assistance, you may contact the Retirement Resource Operations Center by calling (877) 723-8723, or by writing to P.O. Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and SAI dated May 1, 2019.

Please read this Supplement carefully and retain it for future reference.